Exhibit 10.4

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

AMENDMENT NO. 2

TO THE A320 FAMILY PURCHASE AGREEMENT

dated as of December 3, 2019

between

AIRBUS S.A.S.

and

UNITED AIRLINES, INC.

This Amendment No. 2 to the A320 Family Purchase Agreement between Airbus S.A.S. and United Airlines, Inc. (this “Amendment No. 2”), is entered into as of June 27, 2021, by and between Airbus S.A.S., a French société par actions simplifiée, organized and existing under the laws of France, having its registered office located at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (the “Seller”), and United Airlines, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 233 South Wacker Drive, Chicago, Illinois 60606 (the “Buyer”).

WITNESSETH:

WHEREAS, the Buyer and the Seller entered into the A320 Family Purchase Agreement dated as of December 3, 2019 (as amended, supplemented or otherwise modified, the “Agreement”); and

WHEREAS, the Buyer has agreed to buy and take delivery of, and the Seller has agreed to sell and deliver to the Buyer, seventy (70) A321 NEO Aircraft (as this term is defined in the Agreement) and therefore the Buyer and the Seller have accordingly agreed to amend certain terms of the Agreement as set forth herein.

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

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1.	DEFINITIONS

1.1	Capitalized terms used herein and not otherwise expressly defined in this Amendment No. 2 shall have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof”, and “hereunder” and words of similar import refer to this Amendment No. 2.

1.2	Clause 0 of the Agreement is hereby amended to delete the following defined terms:

(i)	“***”, and

(ii)	“***”.

1.3	The definition of “A321 XLR Standard Specification” set out in Clause 0 of the Agreement is hereby deleted and replaced by the following:

“A321 XLR Standard Specification – the A321 XLR standard specification document ***, a copy of which has been annexed hereto as Exhibit A.”

1.4	The definition of “A321 XLR Aircraft” set out in Clause 0 of the Agreement is hereby deleted and replaced by the following:

“A321 XLR Aircraft – any or all of the Airbus A321 XLR type aircraft to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon Delivery.”

1.5	Each of the following definitions is hereby added to Clause 0 of the Agreement:

(i)	“*** A321 NEO Aircraft – ***.”

(ii)	“Amendment No. 2 – the amendment No. 2 to the Agreement, entered into as of June 27, 2021”

(iii)	“MRO – as defined in Clause 14.5.”

2.	SALE AND PURCHASE

Clause 1 of the Agreement is hereby deleted and replaced by the following:

“1	SALE AND PURCHASE

The Seller shall sell and deliver to the Buyer, and the Buyer shall purchase and take delivery of all of the seventy (70) A321 NEO Aircraft and all of the fifty (50) A321 XLR Aircraft from the Seller, subject to the terms and conditions contained in this Agreement.”

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PROPRIETARY AND CONFIDENTIAL

3.	SPECIFICATION

3.1	Aircraft Specification

3.1.1	Clause 2.1.1 of the Agreement is hereby deleted and replaced by the following:

  “2.1.1    Aircraft Specifications

Each A321 XLR Aircraft shall be manufactured by or on behalf of the Seller in accordance with the A321 XLR Specification.

Each A321 NEO Aircraft shall be manufactured by or on behalf of the Seller in accordance with the A321 NEO Specification.

Each A320 NEO Aircraft, if purchased by the Buyer, shall be manufactured by or on behalf of the Seller in accordance with the A320 NEO Specification.”

3.1.2	Clause 2.1.2 of the Agreement is hereby deleted and replaced by the following:

“2.1.2      A321 XLR Aircraft Specification

***”

3.1.3	Clause 2.1.3 of the Agreement is hereby amended to delete the second and third paragraphs thereof.

3.2	Propulsion Systems Selection

Clause 2.3.2 (ii) of the Agreement is hereby deleted and replaced by the following:

“***”

4.	PRICES

4.1	Clause 3.1.1.1(i) of the Agreement is hereby deleted and replaced by the following:

“(i)           the Base Price of the Airframe corresponding to the A321 XLR Standard Specification (excluding Buyer Furnished Equipment) as amended by Clause 2.1.4 and subject to Clause 2.1.2 (for clarity, ***), which is:

*** and”

4.2	Clause 3.1.1.2 of the Agreement is hereby deleted and replaced by the following:

“3.1.1.2     The Base Price of the Airframe of an A321 NEO Aircraft is the sum of the following base prices:

(i)	the Base Price of the Airframe as defined in the A321 NEO Standard Specification (excluding Buyer Furnished Equipment) as amended by Clause 2.1.4 (for clarity, *** which is:

*** and

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PROPRIETARY AND CONFIDENTIAL

(ii)	the sum of the Base Prices of any and all SCNs set forth in Appendix 2 to Exhibit A, which is:

*** and

(iii)	the Base Price of the ***, which is:

***.”

5.	***

6.	DELIVERY SCHEDULE

Clause 9.1.1 of the Agreement is hereby deleted and replaced by the following:

“9.1.1	Except as otherwise provided in this Agreement, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location as follows:

A321 XLR AIRCRAFT	DELIVERY PERIOD
A321 XLR Aircraft N°1	***
A321 XLR Aircraft N°2	***
A321 XLR Aircraft N°3	***

A321 XLR Aircraft N°4	***
A321 XLR Aircraft N°5	***
A321 XLR Aircraft N°6	***
A321 XLR Aircraft N°7	***
A321 XLR Aircraft N°8	***
A321 XLR Aircraft N°9	***
A321 XLR Aircraft N°10	***
A321 XLR Aircraft N°11	***
A321 XLR Aircraft N°12	***
A321 XLR Aircraft N°13	***
A321 XLR Aircraft N°14	***
A321 XLR Aircraft N°15	***

A321 XLR Aircraft N°16	***
A321 XLR Aircraft N°17	***
A321 XLR Aircraft N°18	***
A321 XLR Aircraft N°19	***
A321 XLR Aircraft N°20	***
A321 XLR Aircraft N°21	***
A321 XLR Aircraft N°22	***
A321 XLR Aircraft N°23	***
A321 XLR Aircraft N°24	***
A321 XLR Aircraft N°25	***
A321 XLR Aircraft N°26	***

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A321 XLR Aircraft N°27	***
A321 XLR Aircraft N°28	***
A321 XLR Aircraft N°29	***
A321 XLR Aircraft N°30	***
A321 XLR Aircraft N°31	***

A321 XLR Aircraft N°32	***
A321 XLR Aircraft N°33	***
A321 XLR Aircraft N°34	***
A321 XLR Aircraft N°35	***
A321 XLR Aircraft N°36	***
A321 XLR Aircraft N°37	***
A321 XLR Aircraft N°38	***
A321 XLR Aircraft N°39	***
A321 XLR Aircraft N°40	***
A321 XLR Aircraft N°41	***
A321 XLR Aircraft N°42	***
A321 XLR Aircraft N°43	***
A321 XLR Aircraft N°44	***
A321 XLR Aircraft N°45	***
A321 XLR Aircraft N°46	***

A321 XLR Aircraft N°47	***
A321 XLR Aircraft N°48	***
A321 XLR Aircraft N°49	***
A321 XLR Aircraft N°50	***

*** A321 NEO AIRCRAFT	DELIVERY PERIOD
*** A321 NEO Aircraft N°1	***
*** A321 NEO Aircraft N°2	***
*** A321 NEO Aircraft N°3	***
*** A321 NEO Aircraft N°4	***
*** A321 NEO Aircraft N°5	***
*** A321 NEO Aircraft N°6	***
*** A321 NEO Aircraft N°7	***
*** A321 NEO Aircraft N°8	***
*** A321 NEO Aircraft N°9	***
*** A321 NEO Aircraft N°10	***
*** A321 NEO Aircraft N°11	***
*** A321 NEO Aircraft N°12	***
*** A321 NEO Aircraft N°13	***
*** A321 NEO Aircraft N°14	***
*** A321 NEO Aircraft N°15	***
*** A321 NEO Aircraft N°16	***

*** A321 NEO Aircraft N°17	***

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PROPRIETARY AND CONFIDENTIAL

*** A321 NEO Aircraft N°18	***
*** A321 NEO Aircraft N°19	***
*** A321 NEO Aircraft N°20	***
*** A321 NEO Aircraft N°21	***
*** A321 NEO Aircraft N°22	***
*** A321 NEO Aircraft N°23	***
*** A321 NEO Aircraft N°24	***
*** A321 NEO Aircraft N°25	***
*** A321 NEO Aircraft N°26	***
*** A321 NEO Aircraft N°27	***
*** A321 NEO Aircraft N°28	***
*** A321 NEO Aircraft N°29	***
*** A321 NEO Aircraft N°30	***
*** A321 NEO Aircraft N°31	***
*** A321 NEO Aircraft N°32	***
*** A321 NEO Aircraft N°33	***
*** A321 NEO Aircraft N°34	***
*** A321 NEO Aircraft N°35	***
*** A321 NEO Aircraft N°36	***
*** A321 NEO Aircraft N°37	***
*** A321 NEO Aircraft N°38	***
*** A321 NEO Aircraft N°39	***
*** A321 NEO Aircraft N°40	***

*** A321 NEO Aircraft N°41	***
*** A321 NEO Aircraft N°42	***
*** A321 NEO Aircraft N°43	***
*** A321 NEO Aircraft N°44	***
*** A321 NEO Aircraft N°45	***
*** A321 NEO Aircraft N°46	***
*** A321 NEO Aircraft N°47	***
*** A321 NEO Aircraft N°48	***
*** A321 NEO Aircraft N°49	***
*** A321 NEO Aircraft N°50	***
*** A321 NEO Aircraft N°51	***
*** A321 NEO Aircraft N°52	***
*** A321 NEO Aircraft N°53	***
*** A321 NEO Aircraft N°54	***
*** A321 NEO Aircraft N°55	***
*** A321 NEO Aircraft N°56	***
*** A321 NEO Aircraft N°57	***
*** A321 NEO Aircraft N°58	***
*** A321 NEO Aircraft N°59	***
*** A321 NEO Aircraft N°60	***
*** A321 NEO Aircraft N°61	***
*** A321 NEO Aircraft N°62	***
*** A321 NEO Aircraft N°63	***
*** A321 NEO Aircraft N°64	***

CT1903666 – A320 Family Purchase Agreement – Amendment No. 2 – Execution	AM2-6
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*** A321 NEO Aircraft N°65	***
*** A321 NEO Aircraft N°66	***
*** A321 NEO Aircraft N°67	***
*** A321 NEO Aircraft N°68	***
*** A321 NEO Aircraft N°69	***
*** A321 NEO Aircraft N°70	***

The calendar *** set forth opposite each Aircraft in the foregoing table shall be the scheduled delivery *** with respect to such Aircraft (each, a “Scheduled Delivery ***”).

The Seller shall notify the Buyer of the delivery month (the “Scheduled Delivery ***”) for each Aircraft no later than *** prior to the first day of the Scheduled Delivery Quarter for such Aircraft***.”

7.	INEXCUSABLE DELAY

Clause 11.1 of the Agreement is hereby deleted and replaced by the following:

“11.1       Liquidated Damages

Should an Aircraft not be Ready for Delivery *** may be changed pursuant to Clauses 2, 7 and/or 10) ***

(a)	*** or

(b)	***,

and such delay is not as a result of an Excusable Delay or Total Loss, then such delay shall be termed an “Inexcusable Delay”.

*** the Buyer will have the right to claim and the Seller will pay to the Buyer, *** liquidated damages of:

***

In no event will the total amount of liquidated damages ***

*** the Buyer will have the right to claim and the Seller will pay to the Buyer, *** liquidated damages of:

***

In no event will the total amount of liquidated damages ***

The Buyer shall submit a written claim for liquidated damages to the Seller ***

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PROPRIETARY AND CONFIDENTIAL

8.	EXHIBIT A

8.1	The following is hereby added to the first page of Exhibit A to the Agreement, as a new paragraph above “The A321 NEO Standard Specification is contained in a separate folder.”:

“The A321 XLR Standard Specification is contained in a separate folder.”

8.2	Appendix 2 to Exhibit A to the Agreement is hereby deleted and replaced by Appendix 1 to this Amendment No. 2.

9.	LETTER AGREEMENTS

9.1	Letter Agreement No. 1 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 1 to the Agreement dated as of even date herewith.

9.2	Letter Agreement No. 2 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 2 to the Agreement dated as of even date herewith.

9.3	Letter Agreement No. 3 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 3 to the Agreement dated as of even date herewith.

9.4	Letter Agreement No. 4 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 4 to the Agreement dated as of even date herewith.

9.5	Letter Agreement No. 5 to the Agreement is hereby deleted and replaced with Amended and Restated Letter Agreement No. 5 to the Agreement dated as of even date herewith.

10.	EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment No. 2 supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment No. 2.

Both parties agree that this Amendment No. 2 will constitute an integral, non-severable part of the Agreement, that the provisions of the Agreement are hereby incorporated herein by reference, and that this Amendment No. 2 will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment No. 2 have specific provisions that are inconsistent, the specific provisions contained in this Amendment No. 2 will govern.

11.	ASSIGNMENT

This Amendment No. 2 and the rights and obligations of the parties hereunder will be subject to the provisions of Clause 21 of the Agreement.

12.	CONFIDENTIALITY

This Amendment No. 2 is subject to the terms and conditions of Clause 22.10 of the Agreement.

13.	GOVERNING LAW

The governing law of this Amendment No. 2 shall be as set forth in Clause 22.6 of the Agreement.

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PROPRIETARY AND CONFIDENTIAL

14.	COUNTERPARTS

This Amendment No. 2 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

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IN WITNESS WHEREOF, the Buyer and the Seller have caused this Amendment No. 2 to be executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

UNITED AIRLINES, INC.

By:	/s/ Benoît de Saint-Exupéry
Its:	Senior Vice President, Contracts

AIRBUS S.A.S.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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PROPRIETARY AND CONFIDENTIAL

APPENDIX 1 to AMENDMENT No. 2

EXHIBIT A

Appendix 2 to Exhibit A

List of SCNs - A321 NEO Aircraft

***

CT1903666 – A320 Family Purchase Agreement – Amendment No. 2 – Execution	AM2-11
PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED

LETTER AGREEMENT NO. 1

TO THE A320 FAMILY PURCHASE AGREEMENT

As of June 27, 2021

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 1 dated as of December 3, 2019 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

1	***

1.1	Clause 5.3.3 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

5.3.3       ***

***

5.3.3.1       For each Aircraft ***

Payment Date	***
*** ***	***

*** DELIVERY	***

***

5.3.3.2       For each *** Aircraft:

Payment Date	***
*** ***	***

*** DELIVERY	***

***

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

5.3.3.3	For each *** Aircraft ***

Payment Date	***
*** ***	***

*** DELIVERY	***

***

5.3.3.4       For each *** Aircraft:

Payment Date	***
*** ***	***

*** DELIVERY	***

***

UNQUOTE

1.2	***

1.3	Clause 5.3.5 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

***

UNQUOTE

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED

LETTER AGREEMENT NO. 2

TO THE A320 FAMILY PURCHASE AGREEMENT

As of June 27, 2021

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: CREDIT MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 2 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 2 dated as of December 3, 2019 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	A321 XLR AIRCRAFT ***

1.1	For the purposes of this Clause 1, the following defined terms shall apply:

***

2	A321 NEO AIRCRAFT ***

3	A320 NEO AIRCRAFT ***

4	***

5	*** ACCOUNT

***

6	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

7	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

8	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666	– A320 Family Purchase Agreement – Execution	A&R LA2-1
AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED

LETTER AGREEMENT NO. 3

TO THE A320 FAMILY PURCHASE AGREEMENT

As of June 27, 2021

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: ***

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 3 dated as of December 3, 2019 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	DEFINITIONS

Clause 0 to the Agreement is amended to add the following defined terms:

“*** A321 NEO Aircraft *** – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3.

*** A321 NEO Aircraft ***Notice – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3.

*** A321 NEO Aircraft ***Notice – as defined in Paragraph 2.3.3.2 of Letter Agreement No. 3.

*** A321 NEO *** – as defined in Paragraph 2.3.3.1.

*** A321 NEO *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3.

*** A321 NEO *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3.

*** A321 NEO ***Fee*** – as defined in Paragraph 2.2 of Letter Agreement No. 3.

A320 Family ***Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3.

A320 Family *** – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.

A320 Family ***Notice – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.

A320 Family *** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3.

A320 Family *** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3.

A320 Family ***Fee *** – as defined in Paragraph 2.2 of Letter Agreement No. 3.

A320 Family ***Fee*** – as defined in Paragraph 2.2 of Letter Agreement No. 3.

A320 Family ***Notice – as defined in Paragraph 2.3.2.2 of Letter Agreement No. 3.

*** A320 Family Aircraft – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.

*** A321 NEO Aircraft – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3.

*** Deadline – as defined in Paragraph 2.3.3.1 of Letter Agreement No. 3.

*** Aircraft – as defined in Paragraph 2.1.2 of Letter Agreement No. 3.

*** – as defined in Paragraph 2.1.1 of Letter Agreement No. 3.

*** – as defined in Paragraph 2.3.2.1 of Letter Agreement No. 3.”

2	***

2.1	***

2.3.3	***

2.3.3.1     *** Each such *** A321 NEO Aircraft *** Notice will include the Buyer’s preferred delivery quarter and year ***

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

3	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

4	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

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AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED

LETTER AGREEMENT NO. 4

TO THE A320 FAMILY PURCHASE AGREEMENT

As of June 27, 2021

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: SPECIFICATION MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as of December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 4 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 4 dated as of December 3, 2019 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

CT1903666	– A320 Family Purchase Agreement – Execution	A&R LA4-1
AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

0	DEFINITIONS

Clause 0 to the Agreement is amended to add the following defined terms:

“*** – as defined in Clause 2.2.4.”

“*** – as defined in Clause 2.2.4.”

1	SPECIFICATION

1.1	The following provision between the “QUOTE” and “UNQUOTE” shall be added at the end of Clause 2.2.2.1 of the Agreement:

QUOTE

***

UNQUOTE

1.2	The following provision between the “QUOTE” and “UNQUOTE” shall be added as Clause 2.2.3 of the Agreement:

QUOTE

2.2.3       ***

UNQUOTE

1.3	The following provision between the “QUOTE” and “UNQUOTE” shall be added at the end of Clause 2.4.1 of the Agreement:

UNQUOTE

***

UNQUOTE

1.4	The following provisions between the “QUOTE” and “UNQUOTE” shall be added as new Clause 2.2.4 of the Agreement:

QUOTE

2.2.4       ***

UNQUOTE

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

3	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

4	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666	– A320 Family Purchase Agreement – Execution	A&R LA4-2
AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666	– A320 Family Purchase Agreement – Execution	A&R LA4-3
AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

AMENDED AND RESTATED

LETTER AGREEMENT NO. 5

TO THE A320 FAMILY PURCHASE AGREEMENT

As of June 27, 2021

UNITED AIRLINES, INC.

233 South Wacker Drive

Chicago, Illinois 60606

USA

Re: PRODUCT SUPPORT MATTERS

Dear Ladies and Gentlemen,

UNITED AIRLINES, INC. (the “Buyer”), and AIRBUS S.A.S. (the “Seller”), have entered into an A320 Family Purchase Agreement dated as December 3, 2019 (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 5 (this “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft. Letter Agreement No. 5 dated as of December 3, 2019 to the Agreement is hereby amended and restated in its entirety to read as set forth herein. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	***

2	*** UPDATE

3	***

Clause 14.5 of the Agreement is hereby deleted and replaced with the following quoted text:

QUOTE

14.5       ***

UNQUOTE

4	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 21 of the Agreement.

5	CONFIDENTIALITY

This Letter Agreement is subject to the terms and conditions of Clause 22.10 of the Agreement.

6	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

CT1903666	– A320 Family Purchase Agreement – Execution	A&R LA5-2
AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By:	/s/ Benoît de Saint-Exupéry

Its:	Senior Vice President, Contracts

Accepted and Agreed

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer

CT1903666	– A320 Family Purchase Agreement – Execution	A&R LA5-3
AIRBUS	S.A.S & UNITED AIRLINES, INC. - PROPRIETARY AND CONFIDENTIAL